Exhibit 99.1

NEWS RELEASE

DRESS BARN, INC. ANNOUNCES FISCAL 2009 SECOND QUARTER SALES AND EARNINGS CONFERENCE CALL ON WEDNESDAY, FEBRUARY 18, 2009

SUFFERN, NY – FEBRUARY 11, 2009 – Dress Barn, Inc. (NASDAQ - DBRN) today announces the release of its fiscal 2009 second quarter sales and earnings results on Wednesday, February 18, 2009.  Results will be released over Business Wire at approximately 4:00 P.M. Eastern Time.  The Company will host a conference call at 4:30 P.M. Eastern Time to review its results, which will include comments from its senior management team followed by a question and answer session.

Parties interested in participating in this call should dial in at (617) 213-8859 five minutes prior to the start time, the passcode is 55318576. The call will also be simultaneously broadcast at www.dressbarn.com.  A recording of the call will be available shortly after its conclusion and until March 18, 2009 by dialing
(617) 801-6888, the passcode is 42791780.

ABOUT DRESS BARN, INC.

Dress Barn, Inc. (NASDAQ - DBRN), is a leading national specialty apparel retailer offering quality casual and career fashion apparel through its dressbarn and maurices brands.  As of January 24, 2009, the Company operated 834 dressbarn stores in 46 states and 697 maurices stores in 44 states. For more information, please visit www.dressbarn.com and www.maurices.com.

Forward-Looking Statements

Certain statements made within this press release may constitute “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially.  The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning a number of factors that could cause actual results to differ materially from the information contained herein is readily available on our most recent report on Form 10-K for the year ended July 26, 2008 and Form 10-Q for the quarter ended October 25, 2008.

CONTACT:	Dress Barn, Inc. Investor Relations (845) 369-4600